UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2009

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On June 29, 2009, the Company announced a plan of termination to reduce its workforce by approximately 4.1%. The Company has taken this action following its acquisition of Tundra Semiconductor Corporation, Inc. and an assessment of ongoing personnel needs in light of the acquisition. In connection with these actions, the Company estimates that it will incur approximately $7.8 million to $8.2 million in connection with cash expenditures for severance and related costs. Of the approximately $7.8 million to $8.2 million, approximately $7.1 million will result in cash expenditures in the second quarter of fiscal 2009 ending September 27, 2009 and approximately $0.7 million to $1.1 million will result in cash expenditures in the third quarter of fiscal 2009 ending December 27, 2009. The Company expects to complete this restructuring initiative by the end of the third quarter of fiscal 2009 ending December 27, 2009.

Forward-Looking Statements

Investors are cautioned that forward-looking statements in this Current Report involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to: global business and economic conditions; fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties; timely development and supply of new products and manufacturing processes; dependence on one or more customers for a significant portion of sales; availability of capital, cash flow; successful integration and restructuring of acquired businesses, technology and related employee matters; other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to its annual reports on Form 10-K for the fiscal year ended March 29, 2009, its current reports on Form 8-K and other Securities and Exchange Commission filings. These forward-looking statements speak only as of the date of this Current Report and the Company assumes no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 6, 2009

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Richard D. Crowley, Jr.
Name:	Richard D. Crowley, Jr.
Title:	Vice President and Chief Financial Officer